Exhibit 32.02

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Thomas R. Fox, Chief Financial Officer of Angie’s List, Inc., certify that (i) the annual report on Form 10-K for the fiscal year ended December 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Angie’s List, Inc.

/S/ THOMAS R. FOX
Thomas R. Fox
Chief Financial Officer
(Principal Financial Officer)

February 28, 2014
Date